Exhibit 10.2
ADDITIONAL TERM-1 JOINDER AGREEMENT
Deutsche Bank Trust Company Americas
Attn: Erin Morrissey, Leveraged Loan Portfolio
60 Wall Street
New York, New York 10005
Deutsche Bank Trust Company Americas
Attn: Nino Recko,
5022 Gate Parkway, Suite 200
Jacksonville, Florida 32256
Ladies and Gentlemen:
     Reference is made to the Credit Agreement dated as of March 17, 2010, among SOLUTIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), the Issuer and Swing Line Lender party thereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (the “Administrative Agent”) and as collateral agent (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”). Capitalized terms used in this Joinder Agreement have the meanings set forth in the Credit Agreement unless specifically defined herein.
WITNESSETH:
     WHEREAS, the Borrowers and the other Loan Parties have entered into the Credit Agreement and the other Loan Documents, as applicable, in order to induce the Lenders to make financial accommodations for the Borrowers as provided in the Credit Agreement;
     WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth in Amendment No. 1 dated March 3, 2011 among the Loan Parties, the Lenders and the Administrative Agent (“Amendment No. 1”) to permit additional Credit Extensions to be included in the Credit Agreement;
     WHEREAS, (i) each Amendment No. 1 Consenting Lender (as defined in Exhibit A to Amendment No. 1) has agreed, on the terms and conditions set forth in Amendment No. 1, to have the entire principal amount of its outstanding Term Loan, if any, converted into a like principal amount of a Term-1 Loan (as defined in Exhibit A to Amendment No. 1) effective as of the Amendment No. 1 Effective Date (as defined in Amendment No. 1) and (ii) if not all Term Lenders are Amendment No. 1 Consenting Lenders, the Additional Term-1 Lender (as defined below) has agreed to make an additional Term-1 Loan in a principal amount equal to the principal amount of Term Loans held on the Amendment No. 1 Effective Date by Lenders that are not Amendment No.1 Consenting Lenders, the proceeds of which shall be applied to repay in full the Term Loans of such non-consenting Lenders;

     WHEREAS, the undersigned (the “Additional Term-1 Lender”) is executing this joinder agreement (“Joinder Agreement”) in respect of its commitment to provide the Additional Term-1 Commitment under Amendment No. 1;
     NOW, THEREFORE, the Additional Term-1 Lender hereby agrees as follows:
     a. Additional Term-1 Commitment. The Additional Term-1 Lender hereby provides its commitment to provide a commitment in the amount of $ $253,673,476.29 (the “Additional Term-1 Commitment”).
     b. Representations and Warranties. The Additional Term-1 Lender hereby represents and warrants to and agrees with the Borrowers and the Administrative Agent that it has all the requisite corporate and limited liability company power and authority to execute, deliver and perform its obligations under this Joinder Agreement, that this Joinder Agreement has been duly authorized, executed and delivered and that the consummation of the transaction contemplated hereby has been duly and validly authorized.
     c. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     d. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
     e. No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
     f. Governing Law. THE VALIDITY OF THIS JOINDER AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Additional Term-1 Lender
By:
Name:
Title:

AGREED TO AND ACCEPTED:

SOLUTIA INC.

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By:
Name:
Title: